Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Disclosure Of Cash And Cash Equivalents [Abstract]
Disclosure of cash and cash equivalents [text block]

8 Cash and cash equivalents

Cash and cash equivalents of  €7,363 million (€5,674 million at December 31, 2016) included financial assets with maturity of up to three months at the date of inception amounting to €5,591 million (€4,379 million at December 31, 2016) and mainly included short-term deposits with financial institutions having notice of more than 48 hours.

The average maturity of financial assets due within 90 days was 7 days and the average interest rate was negative and amounted to 0.03% (negative 0.01% at December 31, 2016).